UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2020

SOC TELEMED, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39160	84-3131208
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1768 Business Center Drive, Suite 100

Reston, Virginia 20190

 (Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (866) 483-9690

Healthcare Merger Corp.

623 Fifth Avenue, 14th Floor

New York, NY 10022

Telephone: (646) 975-6581

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value of $0.0001 per share	TLMD	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of Class A Common Stock for $11.50 per share	TLMDW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company          ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☐

Introductory Note

This Amendment No. 2 on Form 8-K/A (this “Amendment”) amends Item 4.01 of the Current Report on Form 8-K filed by SOC Telemed, Inc. (the “Company”) on November 5, 2020 (the “Original Report”), as amended by Amendment No. 1 to the Original Report filed by the Company on November 16, 2020, in which the Company reported, among other events, the consummation of the Business Combination. Other than as described in Item 4.01 below, this Amendment No. 2 does not amend any other item of the Original Report or purport to provide an update or a discussion of any developments at the Company subsequent to the filing date of the Original Report.

Capitalized terms used but not defined herein have the meanings given in the Original Report.

Item 4.01	Changes in Registrant’s Certifying Accountant.

As previously disclosed in the Original Report, on October 30, 2020, the Audit Committee of the Board dismissed Marcum LLP (“Marcum”), Healthcare Merger Corp.’s independent registered public accounting firm prior to the Business Combination, effective following the completion of the Company’s review of the quarter ended September 30, 2020, which consists only of the accounts of the pre-Business Combination special purpose acquisition company, Healthcare Merger Corp. On November 16, 2020, the Company filed its Quarterly Report on Form 10-Q for the quarter ended September 30, 2020, and Marcum was dismissed as the Company’s independent registered public accounting firm.

The report of Marcum on Healthcare Merger Corp.’s financial statements as of December 31, 2019, and for the period from September 19, 2019 (inception) through December 31, 2019, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles.

During the period from September 19, 2019 (inception) through December 31, 2019, and the subsequent interim period through November 16, 2020, there were no disagreements with Marcum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Marcum, would have caused it to make a reference to the subject matter of the disagreement in connection with its report covering such period. In addition, no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K, occurred within the period of Marcum’s engagement and the subsequent interim period through November 16, 2020.

The Company provided Marcum with a copy of the foregoing disclosures prior to the filing of this Amendment and requested that Marcum furnish a letter addressed to the SEC stating, which is attached hereto as Exhibit 16.2, stating whether it agrees with such disclosures, and, if not, stating the respects in which is does not agree.

Item 9.01 Financial Statements and Exhibits.

(d)       List of Exhibits.

Exhibit No.	Description

16.1	Letter to the SEC from Marcum LLP, dated November 4, 2020 (incorporated by reference to Exhibit 16.1 to the Company’s Current Report on Form 8-K, filed with the SEC on November 5, 2020).

16.2	Letter to the SEC from Marcum LLP, dated November 20, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOC Telemed, Inc.

Date: November 20, 2020	/s/ Eunice Kim
Name: Eunice Kim
Title: General Counsel and Corporate Secretary

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